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                                                                   Exhibit 10.32




                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of February 7, 2007, by and among NxStage Medical, Inc., a Delaware corporation (the "Company"), and DaVita Inc., a Delaware corporation (the "Purchaser").

         This Agreement is made pursuant to, and as a condition to closing under, the Stock Purchase Agreement, dated as of the date hereof among the Company and the Purchaser (the "Purchase Agreement").

         The Company and the Purchaser hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "Effectiveness Date" means, with respect to the initial Registration Statement required to be filed hereunder, the 120th calendar day following the Closing Date.

                  "Effectiveness Period" shall have the meaning set forth in
         Section 2(a).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Filing Date" means, the 90th calendar day following the Closing Date.

                  "Holder" shall have the meaning ascribed to it in the Investor Rights Agreement.

                  "Indemnified Party" shall have the meaning set forth in
         Section 5(c).

                  "Indemnifying Party" shall have the meaning set forth in
         Section 5(c).

                  "Investor Rights Agreement" shall mean the Investor Rights Agreement, dated as of June 30, 1999, by and between the Company and the investors listed thereon, as amended to date, a copy of which is attached hereto as Exhibit A.

                  "Losses" shall have the meaning set forth in Section 5(a).

                  "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities
         Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Registrable Securities" means the Shares, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

                  "Purchaser Registration Statement" means the Purchaser Registration Statements required to be filed under Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" solely for the purpose of this Agreement means the Shares (as defined in the Purchase Agreement).

2.       Purchaser Registration.

         (a) On or prior to the Filing Date, the Company shall use best efforts to prepare and file with the Commission the Purchaser Registration Statement covering the resale by the Purchaser to the public of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule
415. The Purchaser Registration Statement required hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). The Purchaser Registration Statement shall contain (except if otherwise required pursuant to comments received from the Commission upon a review of the Purchaser Registration Statement) the "Plan of Distribution" attached hereto as Annex A. The Company shall use its best efforts to cause the Purchaser Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than the Effectiveness Date, and shall use commercially reasonable efforts to keep the Purchaser Registration Statement continuously effective under the Securities Act until the date which is the



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

earliest of (i) two years after the date the Purchaser Registration Statement is declared effective by the Commission (ii) such time as all the Registrable Securities covered by the Purchaser Registration Statement have been publicly sold or (iii) such time as all the Registrable Securities may be sold pursuant to Rule 144(k) without volume restrictions as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the Purchaser (the "Effectiveness Period").

         (b) If the Purchaser Registration Statement (i) is not declared effective by the Commission on or before the Effectiveness Date or (ii) ceases to remain effective at any time during the Effectiveness Period for more than an aggregate of 15 Trading Days (any such failure or breach to be referred to as an "Event" and for purposes of clause (i) the date on which such event occurs, and for the purposes of clause (ii) the date on which such 15 Trading Day period is exceeded, being referred to as the "Event Date") then in addition to any other rights the Purchaser may have hereunder or under applicable law: (x) on the seventh day after the Event Date, the Company shall make a payment to the Purchaser of an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by the Purchaser pursuant to the Purchase Agreement for any Registrable Securities then held by the Purchaser; and (y) on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall make a pro rata payment to the Purchaser in an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by the Purchaser pursuant to the Purchase Agreement for any Registrable Securities then held by the Purchaser for each month or pro rata portion thereof until the applicable Event is cured.

         (c) The Purchaser agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B, or other form reasonably acceptable to the Company (a "Selling Holder Questionnaire"). The Company shall not be required to include the Registrable Securities in the Purchaser Registration Statement and shall not be required to pay any liquidated or other damages under Section 2(b) to the Purchaser if it fails to furnish to the Company a fully completed Selling Holder Questionnaire at least two Trading Days prior to the Filing Date (subject to the requirements set forth in Section 3(a)).

         (d) If the Purchaser intends to distribute the Registrable Securities by means of an underwriting, Purchaser shall promptly so advise the Company. Purchaser and Company shall enter into an underwriting agreement in usual and customary form with the underwriter or underwriters selected for such underwriting by the Purchaser (which underwriter or underwriters shall be reasonably acceptable to the Company).

3.       Registration Procedures.

         In connection with the Company's registration obligations under Section 2, the Company shall:

         (a) Not less than three Trading Days prior to the filing of the Purchaser Registration Statement or any related Prospectus or any amendment or supplement thereto, (i) furnish to the Purchaser copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference to the extent requested by the Purchaser) which documents will be subject to the review of the Purchasers, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Purchaser Registration Statement or any such Prospectus or any amendments or supplements thereto, to which the Purchaser shall reasonably object.

         (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Purchaser Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Purchaser Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Purchaser Registration Statement or any amendment thereto and, as promptly as reasonably possible, upon request, provide the Purchaser true and complete copies of all correspondence from and to the Commission relating to such Purchaser Registration Statement that would not result in the disclosure to the Purchaser of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Purchaser Registration Statement during the applicable period.

         (c) Notify the Purchaser as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) and (if requested by the Purchaser) confirm such notice in writing promptly following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Purchaser Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of the Purchaser Registration Statement and whenever the Commission comments in writing on such Purchaser Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto that would not result in the disclosure to the Purchaser of material and non-public information concerning the Company); and (C) with respect to the Purchaser Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority during the Effectiveness Period for amendments or supplements to the Purchaser Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Purchaser Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose;
(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Purchaser Registration Statement ineligible for inclusion therein or any statement made in such Purchaser Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to



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

the Purchaser Registration Statement, Prospectus or other documents so that, in the case of the Purchaser Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Purchaser Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

         (e) Furnish to the Purchaser, without charge, at least one conformed copy of each Purchaser Registration Statement and each amendment thereto, and all exhibits to the extent requested by the Purchaser (including those previously furnished) promptly after the filing of such documents with the Commission.

         (f) Promptly deliver to the Purchaser, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as the Purchaser may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Purchaser in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

         (g) Prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Purchaser in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Purchaser reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Purchaser Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

         (h) Cooperate with the Purchaser to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Purchaser Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Purchaser may request.

         (i) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment if necessary, to the Purchaser Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Purchaser Registration Statement nor the Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (j) In the event of any underwritten public offering of the Registrable Securities, cooperate with and enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.

4.       Registration Expenses.

         All reasonable expenses, other than underwriting discounts, commissions or concessions and brokers' or agents' commissions or concessions or selling commissions or concessions, incurred in connection with registrations, filings or qualifications pursuant to this Agreement, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for Company shall be paid by Company. The Purchaser shall pay any and all fees and disbursements of legal counsel for the Purchaser in connection with registration, filing or qualification of the Registrable Securities pursuant to this Agreement. Notwithstanding anything to the contrary contained herein, all expenses incurred in connection with a registration under Section 7 below, will be borne in accordance with the Investor Rights Agreement.

5.       Indemnification.

         (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Purchaser, its officers, directors, agents and employees, each person or entity who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person or entity, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to (i) any material violation by the Company of Federal or state securities law, or any other law or regulation relating to the offer or sale of the Registrable Securities pursuant to the Purchaser Registration Statement;
(ii) any untrue or alleged untrue statement of a material fact contained in the Purchaser Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or (iii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding the Purchaser furnished in writing to the Company by the Purchaser expressly for use therein, or to the extent that such information relates to the Purchaser or the Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Purchaser expressly for use in the Purchaser Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Purchaser has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type



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

specified in Section 3(c)(ii)-(v), the use by the Purchaser of an outdated or defective Prospectus after the Company has notified the Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by the Purchaser of the Advice contemplated in Section 8(d). The Company shall notify the Purchaser promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

         (b) Indemnification by the Purchaser. The Purchaser shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each person or entity who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons and entities, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based solely upon: (x) the Purchaser's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Purchaser Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by the Purchaser to the Company specifically for inclusion in such Purchaser Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based upon information regarding the Purchaser furnished in writing to the Company by the Purchaser expressly for use therein, or to the extent that such information relates to the Purchaser or the Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Purchaser expressly for use in the Purchaser Registration Statement (it being understood that the Purchaser has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by the Purchaser of an outdated or defective Prospectus after the Company has notified the Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by the Purchaser of the Advice contemplated in Section 8(d).

         (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any person or entity entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the person or entity from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel



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

shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). In no event shall the Indemnifying Party be liable for fees and expenses of more than one counsel (in addition to any local counsel) for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

         All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within thirty Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

         (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), the Purchaser shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by the Purchaser. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         Absent fraud or willful or intentional misconduct, the indemnification and contribution provided by the Company and the Purchaser pursuant to this
Section 5 shall be the sole and exclusive remedy for any Losses referred to herein. The amount of any payment by the Company under this Section 5 in respect of any Losses resulting from or arising out of any indemnification or contribution claim shall in no event exceed the gross proceeds to the Company as a result of the sale of the Shares hereunder. The amount of any payment by the Purchaser under this Section 5 in respect of any Losses resulting from or arising out of any indemnification or contribution claim shall in no event exceed the gross proceeds to such Purchaser as a result of the sale of the Shares pursuant to the Purchaser Registration Statement.

         Further, the Company and the Purchaser agree that in no event shall either party's aggregate liability under the Stock Purchase Agreement and this Agreement exceed $20,000,000.

6. Withdrawal of Purchaser Registration Statement. After the termination of the Effectiveness Period, the Company shall be entitled to withdraw the Purchaser Registration Statement, and the Purchasers shall have no further right to offer or sell any of the Shares pursuant to the Purchaser Registration Statement.

7. Piggyback Registration Rights. In the event that, pursuant to Section 8(b) of the Purchase Agreement, the Company and the managing underwriter of a public offering by the Company request that the Purchaser not sell or otherwise transfer or dispose of any Shares or other securities of the Company held by the Purchaser, the Purchaser may elect, for purposes of such offering only, to have all the rights and obligations of a Holder under Section 2.3 of the Investor Rights Agreement and, to the extent applicable to Section 2.3 only, Sections 2.5, 2.6, 2.7, 2.8, 2.9 and 2.11; provided, however, that the Purchaser must also agree not to sell any Shares or other securities acquired of the Company held by the Purchaser from the date of the filing of such registration statement until 30 days following the effective date of such registration statement, other than in connection with such offering. For the avoidance of doubt, except as specifically set forth in this Section 7, the Purchaser shall have no rights or obligations in connection with any offering by the Company nor shall it have any rights or obligations, as a Holder or otherwise, under the Investor Rights Agreement.

8.       Miscellaneous.

         (a) Remedies. In the event of a breach by the Company or by the Purchaser, of any of their obligations under this Agreement, the Purchaser or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Purchaser agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         (b) Registration of Other Securities. Notwithstanding anything contained herein to the contrary and for the avoidance of doubt, the parties hereto acknowledge that (a) the Company has granted registration rights to other purchasers with respect its Common Stock, and (b) any Purchaser Registration Statement prepared, filed and made effective under Section 3 may also cover the resale of such other securities as well as any securities held by other security holders which the Company has an obligation to register.

         (c) Compliance. The Purchaser covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Purchaser Registration Statement.

         (d) Discontinued Disposition. The Purchaser agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), the Purchaser will forthwith discontinue disposition of such Registrable Securities under the Purchaser Registration Statement until the Purchaser's receipt of the copies of the supplemented Prospectus and/or amended Purchaser Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Purchaser Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

         (e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Purchaser.

         (f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number provided for below, (ii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iii) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be delivered and addressed as set forth in the Purchase Agreement.

         (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. Except to its successors, the Company may not assign its rights or obligations hereunder without the prior written consent of the Purchaser.

         (h) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

         (i) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Delaware. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any provision of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         (j) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law or equitable remedies.

         (k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (l) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                            (signature pages follow)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                     NXSTAGE MEDICAL, INC.


                                     By: /s/ Jeffrey H. Burbank
                                     Name: Jeffrey H. Burbank
                                     Title: President, Chief Executive Officer


                                     DAVITA INC.


                                     By: /s/ Mark Harrison
                                     Name: Mark Harrison
                                     Title: Chief Financial Officer

                                                                         ANNEX A

                              PLAN OF DISTRIBUTION

         The shares covered by this prospectus may be offered and sold from time to time by the selling stockholder. The term "selling stockholder" includes donees, pledgees, transferees or other successors-in-interest selling shares received after the date of this prospectus from the selling stockholder as a gift, pledge, distribution or other non-sale related transfer. The selling stockholder will act independently of us in making decisions with respect to the timing, manner and size of each sale. Such sales may be made on one or more exchanges or in the over-the-counter market or otherwise, at prices and under terms then prevailing or at prices related to the then current market price or in negotiated transactions. The selling stockholder may sell its shares by one or more of, or a combination of, the following methods:

   o purchases by a broker-dealer as principal and resale by such broker-dealer for its own account pursuant to this prospectus;

   o ordinary brokerage transactions and transactions in which the broker solicits purchasers;

   o an over-the-counter distribution in accordance with the rules of The Nasdaq Stock Market

   o     in privately negotiated transactions;

   o     in options transactions;

   o     to or through underwriters;

   o     through dealers or agents;

   o a block trade in which the broker or dealer so engaged will attempt to sell the securities as an agent but may position and resell a portion of the block as a principal to facilitate the transaction;

   o     through a combination of these methods; and

   o     by any other legally available means.

         In addition, any shares that qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to this prospectus.

         To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution. In connection with the distributions of shares or otherwise, the selling stockholder may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of the common stock in the course of hedging the positions they assume with the selling stockholder. The selling stockholder may enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). The selling stockholder may also pledge shares to a broker-dealer or other financial institution, and, upon a default, such broker-dealer or other financial institution, may effect sales of the pledged shares pursuant to this prospectus (as supplemented or amended to reflect such transaction).

         In effecting sales, underwriters, broker-dealers or agents engaged by the selling stockholder may arrange for other underwriters or broker-dealers to participate. Underwriters, broker-dealers or agents may receive commissions, discounts or concessions from the selling stockholder in amounts to be negotiated immediately prior to the sale. Such discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary on the types of transactions involved.

         In offering the shares covered by this prospectus, the selling stockholder and any broker-dealers who execute sales for the selling stockholder may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. Any profits realized by the selling stockholder and the compensation of any broker-dealer may be deemed to be underwriting discounts and commissions. Some of the underwriters or deemed underwriters or agents and their associates may be customers of, engage in transactions with, and perform services for us in the ordinary course of business.

         In order to comply with the securities laws of certain states, if applicable, the shares must be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states the shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

         We have advised the selling stockholder that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholder and their affiliates. In addition, we will make copies of this prospectus available to the selling stockholder for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholder may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

         At the time a particular offer of shares is made, if required, a prospectus supplement will be distributed that will set forth the number of shares being offered and the terms of the offering, including the name of any underwriter, dealer or agent, the purchase price paid by any underwriter, any discount, commission and other item constituting compensation, any discount, commission or concession allowed or reallowed or paid to any dealer, and the proposed selling price to the public.

         Notwithstanding anything to the contrary, the selling stockholder may not sell or distribute the shares covered by this prospectus in short sales or, without our prior written consent, which consent shall not be unreasonably withheld, block trades.

         We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, U.S. Securities and Exchange Commission filing fees and expenses of compliance with state securities or "blue sky" laws; provided, however, that the selling stockholder will pay all underwriting discounts, commissions and concessions and brokers' or agents' commissions and concessions or selling commissions and concessions, if any. We have agreed to indemnify the selling stockholder against certain liabilities, including certain liabilities under the Securities Act. Underwriters, dealers and agents may be entitled to indemnification by us and the selling stockholder against specific civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the underwriters or agents may be required to make in respect thereof, under underwriting or other agreements. The terms of any indemnification provisions will be set forth in a prospectus supplement.

         We have agreed with the selling stockholder to keep the registration statement of which this prospectus constitutes a part effective until the earliest of (1) two years after the date this registration statement is declared effective, (2) such time as all of the shares covered by this prospectus have been publicly sold and (3) such time as all of the shares covered by this prospectus may be sold pursuant to Rule 144(k) without volume restrictions. Notwithstanding the foregoing obligations, we may, under specified circumstances, suspend the use of the registration statement, or any amendment or supplement thereto.

                                                                         ANNEX B

                        SELLING STOCKHOLDER QUESTIONNAIRE

To:      NxStage Medical, Inc.
         c/o Lia Der Marderosian, Esq.
         WilmerHale
         60 State Street
         Boston, MA 02109

Reference is made to the Stock Purchase Agreement, dated February 7, 2007 (the "Agreement"), by and between NxStage Medical, Inc. (the "Company") and DaVita, Inc.

Pursuant to Section 2(c) of the Agreement, the undersigned hereby furnishes to the Company the following information for use by the Company in connection with the preparation of the Registration Statement contemplated by Section 2(a) of the Agreement.

         (1)      NAME AND CONTACT INFORMATION:
                                                --------------------------------
         Full legal name of record holder:
                                                --------------------------------
         Address of record holder:
                                                --------------------------------
         Social Security Number or
         Taxpayer identification number
         of record holder:
                                                --------------------------------
         Identity of beneficial owner (if
         different than record holder):
                                                --------------------------------
         Name of contact person:
                                                --------------------------------
         Telephone number of contact person:
                                                --------------------------------
         Fax number of contact person:
                                                --------------------------------
         E-mail address of contact person:
                                                --------------------------------

         (2)      BENEFICIAL OWNERSHIP OF REGISTRABLE SECURITIES:

         (a)   Number of Registrable Securities owned by Selling Stockholder:



         -----------------------------------------------------------------------

         (b)   Number of Registrable Securities requested to be registered:



         -----------------------------------------------------------------------

         (3) BENEFICIAL OWNERSHIP OF OTHER SECURITIES OF THE COMPANY OWNED BY THE SELLING STOCKHOLDER:

         Except as set forth below in this Item (3), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (2)(a).


         Type and amount of other securities beneficially owned by the Selling
         Stockholder:



         -----------------------------------------------------------------------



         -----------------------------------------------------------------------


         (4)      RELATIONSHIPS WITH THE COMPANY:

         Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

         State any exceptions here:



         -----------------------------------------------------------------------



         -----------------------------------------------------------------------


         (5)      PLAN OF DISTRIBUTION:

         Except as set forth below, the undersigned intends to distribute pursuant to the Registration Statement the Registrable Securities listed above in Item (2) in accordance with the "Plan of Distribution" section set forth therein:

         State any exceptions here:



         -----------------------------------------------------------------------



         -----------------------------------------------------------------------


    NOTE: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.


         (6)      SELLING STOCKHOLDER AFFILIATIONS:

         (a)   Is the Selling Stockholder a registered broker-dealer?



         -----------------------------------------------------------------------


         (b) Is the Selling Stockholder an affiliate of a registered broker-dealer(s)? (For purposes of this response, an "affiliate" of, or person "affiliated" with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.)



         -----------------------------------------------------------------------


         (c) If the answer to Item (6)(b) is yes, identify the registered broker-dealer(s) and describe the nature of the affiliation(s):



         -----------------------------------------------------------------------

         (d) If the answer to Item (6)(b) is yes, did the Selling Stockholder acquire the Registrable Securities in the ordinary course of business (if not, please explain)?



         -----------------------------------------------------------------------


         (e) If the answer to Item (6)(b) is yes, did the Selling Stockholder, at the time of purchase of the Registrable Securities, have any agreements, plans or understandings, directly or indirectly, with any person to distribute the Registrable Securities (if yes, please explain)?



         -----------------------------------------------------------------------


    NOTE: If the Selling Stockholder is an affiliate of a broker-dealer and did not purchase its Registrable Securities in the ordinary course of business or at the time of the purchase had any agreements, plans or understandings, directly or indirectly, with any person to distribute the Registrable Securities, the Company may be required to identify the Selling Stockholder as an underwriter in the Registration Statement, any amendments thereto and the related prospectus.


Pursuant to Section 3(c) of the Agreement, the undersigned acknowledges that the Company may, by written notice to the undersigned, suspend or withdraw the Registration Statement and require that the undersigned immediately cease sales of Registrable Securities pursuant to the Registration Statement under certain circumstances described in the Agreement. At any time that such notice has been given, the undersigned may not sell Registrable Securities pursuant to the Registration Statement.

The undersigned hereby acknowledges receipt of a draft of the Registration Statement dated _____________ ___, _______ and confirms that the undersigned has reviewed such draft including, without limitation, the sections captioned "Selling Stockholders" and "Plan of Distribution," and confirms that, to the best of the undersigned's knowledge, the same is true, complete and accurate in every respect except as indicated in this Questionnaire. The undersigned hereby further acknowledges that pursuant to Section ___ of the Agreement, the undersigned shall indemnify the Company and each of its directors and officers against, and hold the Company and each of its directors and officers harmless from, any losses, claims, damages, expenses or liabilities (including reasonable attorneys fees) to which the Company or its directors and officers may become subject by reason of any statement or omission in the Registration Statement made in reliance upon, or in conformity with, a written statement by the undersigned, including the information furnished in this Questionnaire by the undersigned.

    By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Registration Statement, any amendments thereto and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate. THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION.



Dated: _________________ ___, _______   ________________________________________
                                        Signature of Record Holder
                                        (Please sign your name in exactly the
                                        same manner as the certificate(s) for
                                        the shares being registered)

                                                                       EXHIBIT A


                            INVESTOR RIGHTS AGREEMENT